                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            BAY VIEW CAPITAL CORP.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                         Bay View Capital Corporation


                                March 28, 2002

Dear Stockholder:

   On behalf of the Board of Directors and management of Bay View Capital Corporation, I cordially invite you to attend our 2002 Annual Meeting of Stockholders. The meeting will be held at 1:00 p.m., local time, on April 25, 2002 at our main offices, located at 1840 Gateway Drive, San Mateo, California 94404.

   At the meeting, stockholders will be asked to elect two directors and to act upon any other matter that properly comes before the meeting or any adjournment or postponement of the meeting.

   I encourage you to attend the meeting in person. Whether or not you do so, I hope that you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. Please note that you may vote in person at the meeting even if you have previously returned the proxy card.

   Thank you for your attention to this important matter. I look forward to seeing those of you who can attend the annual meeting on April 25, 2002.

                                          Sincerely,
                                          /s/ JOHN R. MCKEAN
                                          JOHN R. MCKEAN
                                          CHAIRMAN OF THE BOARD

                         BAY VIEW CAPITAL CORPORATION
                              1840 GATEWAY DRIVE
                          SAN MATEO, CALIFORNIA 94404
                                (650) 312-7300

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON APRIL 25, 2002

   Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Bay View Capital Corporation (the "Company") will be held at the Company's main office, located at 1840 Gateway Drive, San Mateo, California 94404, on Thursday, April 25, 2002, at 1:00 p.m., local time.

   A proxy card and a Proxy Statement for the Meeting are enclosed.

   The purpose of the Meeting is to elect two directors to serve until the Company's 2005 Annual Meeting of Stockholders and until their successors are elected, and to act upon any other matter that properly comes before the Meeting or any adjournment or postponement of the Meeting.

   Stockholders of record at the close of business on March 1, 2002 are entitled to vote at the Meeting and any adjournment or postponement thereof. A list of stockholders entitled to vote at the Meeting will be available for examination by any stockholder for any purpose germane to the Meeting at our main office during the ten days prior to the Meeting, as well as at the Meeting.

   You are requested to complete, sign and date the enclosed proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the postage prepaid envelope provided. The proxy will not be used if you attend the Meeting and wish to vote in person.

                          By Order of the Board of Directors,
                          /s/ CAROLYN WILLIAMS-GOLDMAN
                          CAROLYN WILLIAMS-GOLDMAN
                          SECRETARY

San Mateo, California
March 28, 2002


 IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS PROVIDED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                PROXY STATEMENT

                         BAY VIEW CAPITAL CORPORATION
                              1840 GATEWAY DRIVE
                          SAN MATEO, CALIFORNIA 94404
                                (650) 312-7300

                        ANNUAL MEETING OF STOCKHOLDERS
                                April 25, 2002

                                 INTRODUCTION

   This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Bay View Capital Corporation ("Bay View" or the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Company's main office, located at 1840 Gateway Drive, San Mateo, California 94404, on April 25, 2002 at 1:00 p.m., local time, and at any adjournment or postponement of the Meeting. The accompanying Notice of Meeting and form of proxy and this Proxy Statement are first being mailed to stockholders on or about March 28, 2002 to stockholders of record at the close of business on March 1, 2002.

   At the Meeting, stockholders are being asked to elect two directors, and to consider and act upon any other matter that properly comes before the Meeting or any adjournment or postponement of the Meeting.

QUORUM, VOTING RIGHTS AND PROXY INFORMATION

   The presence in person or by proxy of holders of a majority of the shares of the Company's common stock outstanding on the record date will constitute a quorum. All shares represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted FOR the election of the two nominees for director named in this Proxy Statement. We do not know of any matters other than those described in the Notice of Meeting that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the Board of Directors, as proxy for the stockholders, will have the discretion to vote on such matters as directed by a majority of the Board of Directors in their judgment.

   Election of Directors. The two candidates for election as director who receive the largest number of votes cast at the Meeting will be elected as directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum. Cumulative voting is not permitted in the election of directors.

   A proxy may be revoked at any time before it is voted by: (i) filing with our Secretary at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to our Secretary at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Carolyn Williams-Goldman, Secretary, Bay View Capital Corporation, 1840 Gateway Drive, San Mateo, California 94404 prior to the Meeting.

VOTING SECURITIES AND CERTAIN HOLDERS THEREOF

   Record holders of the Company's common stock as of the close of business on March 1, 2002 will be entitled to one vote for each share then held. As of that date, 62,642,747 shares of common stock were issued and outstanding.

5% Beneficial Owners

   As of March 1, 2002, no person was known by us to own 5% or more of the Company's common stock.

Directors, Director Nominees and Executive Officers

   The following table sets forth, as of March 1, 2002, the amount and percentage of the Company's common stock beneficially owned by each director and nominee for director, each executive officer named in the Summary Compensation Table and all executive officers and directors of the Company as a group.

                                                             Shares of
                                                            Common Stock
                                                         Beneficially Owned
                                                     --------------------------
                                                        Number of
Name of Individual or Identity of Group(1)           Shares(2)(3)(4) Percent(5)
------------------------------------------           --------------- ----------
Directors and Nominees for Director:
Paula R. Collins...................................        95,279         *
Robert G. Cox......................................       425,221(6)      *
Roger K. Easley....................................       146,610         *
Thomas M. Foster...................................       149,316         *
Robert B. Goldstein................................       715,988       1.1%
Robert M. Greber...................................        91,598         *
John R. McKean.....................................       279,537         *
Angelo J. Siracusa(7)..............................       100,475         *

Executive Officers(8):
Barbara H. Teaford.................................       130,630         *
Charles G. Cooper..................................        50,000         *
Richard E. Arnold..................................       104,070         *
Ronald L. Reed.....................................        98,387         *

All directors and executive officers as a group (14
 persons)..........................................     2,777,984(9)    4.4%

--------
(1) Based upon information furnished to us by each individual named. This table includes shares held directly, held in retirement accounts, held by certain members of directors' and executive officers' families or held by trusts of which the director or executive officer is a trustee or substantial beneficiary, with respect to which shares the director or executive officer may be deemed to have sole or shared voting or dispositive power. Shares issuable upon exercise of our warrants issued on May 15, 2001 are not included in the number of shares of common stock beneficially owned.

(2) Includes for Directors Collins, Cox, Easley, Foster, Greber, McKean and Siracusa, respectively, 81,000, 150,000, 103,000, 117,000, 80,000, 104,000
    and 80,000 shares that are subject to stock options currently exercisable or that will become exercisable within 60 days of March 1, 2002, granted under the Amended and Restated 1989 Non-Employee Director Stock Option Plan (the "1989 Plan") and the 2001 Non-Employee Director Stock Option Plan (the "2001 Plan").

(3) Includes for Directors Collins, Cox, Easley, Foster, Greber, McKean, Siracusa and all non-employee directors as a group, respectively, 12,743, 2,890, 20,061, 13,697, 9,697, 38,082, 20,374 and 117,544 Stock Units
    representing deferred director fees credited as of December 31, 2001 to the respective Stock Unit Account of each director established under the Stock in Lieu of Cash Compensation Plan for Non-Employee Directors (the "Stock in Lieu of Cash Plan").

(4) Includes for Mr. Goldstein, Ms. Teaford and Messrs. Cooper, Arnold and Reed, and all directors and executive officers as a group, respectively, 416,667, 66,667, 50,000, 101,500, 96,500, and 1,627,501 shares that are subject to options currently exercisable or that will become exercisable within 60 days of March 1, 2002, granted under one or more of the Company's 2001 Equity Incentive Plan (the "2001 Equity Incentive Plan"),

   Amended and Restated 1995 Stock Option and Incentive Plan (the "1995 Plan"), Amended and Restated 1986 Stock Option and Incentive Plan (the "1986 Plan"), 1998-2000 Performance Stock Plan (the "Performance Plan") and the 1989 Plan.

(5) An asterisk indicates less than 1%.

(6) 272,331 shares are beneficially owned by Director Cox through Keefe Ventures SPV #1, LLC.

(7) Director Siracusa retired effective March 28, 2002.

(8) Excludes Mr. Goldstein, who is also a director.

(9) Excludes shares owned by Director Siracusa, who retired.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, requires the Company's directors and executive officers, and persons who own 10% or greater of the Company's common stock, to file with the Securities and Exchange Commission ("SEC") reports of ownership and reports of changes in ownership of the Company's common stock. Officers, directors and 10% or greater stockholders are required by SEC rules to furnish us with copies of all Section 16(a) reports they file.

   To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2001, all Section 16(a) filing requirements applicable to our officers, directors and 10% or greater stockholders were met, except for the failure by one of our officers, John Buckley, to report one sale of 900 shares of the Company's common stock on August 20, 2001. Such transaction was subsequently reported by Mr. Buckley on Form 5 filed on February 14, 2002.

                       PROPOSAL I--ELECTION OF DIRECTORS

   Two directors will be elected at the Meeting to serve until the 2005 annual meeting of stockholders and until their successors are elected. Approximately one-third of the Company's directors are elected annually.

   The table below sets forth certain information regarding each nominee for election and each current director whose term of office extends beyond the date of the Meeting. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified below. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. The Board of Directors has no reason to believe the nominees named will be unable to serve if elected.

   There are no other arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                           Term
                                                                 Director   to
Name                             Age      Position(s) Held       Since(1) Expire
----                             --- --------------------------- -------- ------

                      DIRECTORS NOMINATED FOR RE-ELECTION
John R. McKean..................  71 Director and Chairman         1984    2005
Roger K. Easley.................  65 Director                      1984    2005

                         DIRECTORS CONTINUING IN OFFICE

Paula R. Collins................  52 Director                      1993    2003
Thomas M. Foster................  59 Director                      1993    2003
Robert M. Greber................  64 Director                      1996    2004
Robert B. Goldstein.............  61 Director, President and CEO   2001    2004
Robert G. Cox...................  61 Director                      2001    2004

--------
(1) Includes service as a director of Bay View Bank, N.A. ("Bay View Bank"), our wholly-owned subsidiary.

   The business experience of each of the above directors for at least the last five years is as follows:

   Mr. McKean has served as Chairman of the Board of the Company since January 1994. Mr. McKean is a partner at Burr, Pilger & Mayer LLP (CPAs), San Francisco, California. He served as President of John R. McKean & Co. (CPAs) prior to its merger with Burr, Pilger & Mayer LLP in January 2001.

   Mr. Easley is Chairman, President and Chief Executive Officer of Seven-Up Bottling Company of San Francisco, California.

   Ms. Collins is the Chief Executive Officer of WDG Ventures, Inc., San Francisco, California, a real estate development firm she founded in 1982.

   Mr. Foster is an independent financial consultant with over 20 years of banking and financial experience. Mr. Foster was the President of Aircraft Technical Publishers, Brisbane, California, an aircraft maintenance library services company, from February 1989 until August 1992.

   Mr. Greber served as Chairman of the Board and Chief Executive Officer of the Pacific Exchange from 1995 until his retirement in 1999. Mr. Greber is also a director of Sonic Solutions, Inc., Novato, California.

   Mr. Goldstein joined the Company in March 2001 as President, Chief Executive Officer and a Director. He holds the same positions at Bay View Bank. Prior to joining us, Mr. Goldstein served as President of the Jefferson Division of Hudson United Bank in Philadelphia since 2000, when Hudson United acquired Jeff Banks Inc., and was President of Jeff Banks Inc., from 1998 to 2000. Mr. Goldstein was Chairman and Chief Executive Officer of Regent Bancshares Corp. of Philadelphia from 1997 to 1998, and from 1993 to 1997 he served as President and Chief Executive Officer of Lafayette American Bank in Connecticut.

   Mr. Cox joined the Company as a director in May 2001. Mr. Cox is an experienced bank executive and was President and a director of Summit Bancorp, a $39 billion New Jersey bank holding company that was acquired by Fleet Boston Bancorp in 2001, at which time he retired. Prior to the merger of UJB Financial Corp. with the Summit Bancorporation to form Summit Bancorp, he served as President and Chief Executive Officer of The Summit Bancorporation since 1994. Previously, he held various executive positions with Summit Bank over a span of 15 years.

   There is no family relationship among the above directors.

BOARD OF DIRECTORS MEETINGS, COMMITTEES AND COMPENSATION

Meetings

   The Board of Directors of the Company held 11 meetings during 2001. During 2001, no director of the Company attended fewer than 75% of the total number of meetings held by the Company's Board of Directors held while he or she was a director and by all committees of the Board of Directors of the Company on which he or she served during the period that he or she served.

Fees

   During 2001, the directors' fees for non-employee directors, other than the Chairman of the Board, were as follows: a monthly retainer of $2,500; a fee of $1,500 per board meeting attended, or $1,000 in the case of telephonic meetings attended; and a fee of $1,000 per committee meeting attended, or $500 in the case of telephonic meetings attended, plus $500 per month for the Chairman of the Audit Committee and $250 per month for the Chairman of each other committee. No fee is paid for attendance at any committee meeting held on the same day as a board meeting, except that committee Chairman fees are paid regardless of whether the committee meeting is held on the same day as a Board meeting. Mr. McKean, the Chairman of the Board, was paid a director's retainer of $2,500 per month, plus a chairman's retainer of $5,000 per month and he receives $1,500 per board meeting attended, or $1,000 in the case of telephonic meetings attended. He also receives $1,000 per committee meeting attended, or $500 in the case of telephonic committee meetings attended.

Stock Option Awards

   On June 28, 2001, options to purchase 50,000 shares of Company common stock at the exercise price of $4.59 were granted to each of the non-employee directors with the exception of Mr. Cox, who was granted options to purchase 150,000 shares of the Company's common stock at exercise price of $4.59. The market price per share on the date the options were granted was $7.25. The options became exercisable in full on December 28, 2001, and will expire on June 28, 2011.

   Information regarding stock options granted to Mr. Goldstein, the President, Chief Executive Officer and a director of the Company, is contained in the table captioned "Option Grants in Last Fiscal Year".

Stock in Lieu of Cash Compensation Plan

   In 1996, we adopted the Stock in Lieu of Cash Plan. The Stock in Lieu of Cash Plan provides for the deferral of director fees earned by non-employee directors in the form of Stock Units which are credited to accounts maintained for the non-employee directors ("Stock Unit Accounts"). At least 20% of the fees paid to non-employee directors must be converted into Stock Units, and non-employee directors may elect to have up to 100% of their fees converted. The number of Stock Units per fee deferral is determined by dividing the amount of fees deferred by the fair market value per share of the Company's common stock on the deferral date.

   Each non-employee director has credited to his or her Stock Unit Account an additional number of Stock Units to reflect cash dividends paid with respect to our common stock. The number of Stock Units is determined by multiplying the amount of the dividend per share by the number of Stock Units held in the non-employee director's Stock Unit Account on the dividend record date divided by the per share fair market value of the Company's common stock on the dividend record date. Each Stock Unit Account will be settled as soon as practicable following the non-employee director's termination of service as a director, for any reason, by delivering to the non-employee director (or his beneficiary) the number of shares of the Company's common stock equal to the number of whole Stock Units then credited to the non-employee director's Stock Unit Account. The non-employee director may elect to have such shares delivered in substantially equal annual installments over a period not to exceed ten years; in the absence of such an election, all of such shares will be delivered on the settlement date.

Amended Outside Directors Retirement Plan

   Bay View Bank maintains the Amended Outside Directors Retirement Plan (the "Retirement Plan") for non-employee directors who retire from Bay View Bank's Board of Directors with at least three years of service on the Board and who were elected to the Bank's Board of Directors prior to 1996. Only directors McKean, Collins, Easley and Foster are eligible participants in the Retirement Plan. Pursuant to the Retirement Plan, the present values of the vested accrued benefits as of May 23, 1996 of each participant were contributed by Bay View Bank in cash to a grantor trust administered by a third-party trustee. The cash was then invested by the trustee in shares of the Company's common stock purchased on the open market, which have been allocated to accounts maintained by the trustee for the Retirement Plan participants. Directors McKean, Easley, Collins and Foster also received cash payments related to the Retirement Plan of $6,000, $3,000, $1,000 and $1,000 respectively, during 2001.

   The Retirement Plan provides that, in general, upon the termination of a participant's service as a director of Bay View Bank (and the Company, if the participant also serves as a director) prior to a change in control, the shares of the Company's common stock allocated to the participant's account will be distributed in ten installments, with the first installment being made within 30 days after termination of service and each subsequent installment being made annually thereafter (the "normal form of payment"). A participant may elect, within 15 days after termination of service, to have the shares of stock allocated to his or her account sold by the trustee and receive the proceeds in cash, paid in ten installments, with the first installment being paid within 30 days after termination of service and each subsequent installment being paid annually thereafter (the "cash installment form of payment"). The cash proceeds not immediately distributed would be invested in permissible investments with the participant entitled to any earnings on such investments up to a specified amount. If a participant's service is terminated in connection with or after a change in control, the participant will automatically receive the cash installment form of payment, unless the Board of Directors of the Bank determines prior to the change in control to require the trustee to make a single, lump-sum cash payment of the value of each participant's account balance immediately after such a termination of service. A participant whose service terminates before a change in control and who begins receiving the normal form of payment will, in the event of a change of control, thereafter receive the cash installment form of payment for the remaining value of his or her account.

   During the year ended December 31, 2001, the Company distributed 815 shares of the Company's common stock under the Retirement Plan to one individual who had resigned as a director.

Committees

   The Audit Committee reviews audit and regulatory reports and related matters to ensure effective compliance with regulatory and internal policies and procedures. Directors McKean, Collins, Foster, Easley and Cox were members of this Committee during 2001. The Audit Committee held 11 meetings during 2001. Additional information concerning the Audit Committee appears under the heading "Report of the Audit Committee".

   The Compensation and Benefits Committee is responsible for review and recommendations for approval by the Board of Directors of executive officers' salaries, other compensation and benefit programs and Board of

Directors and committee fees. The members of the Compensation and Benefits Committee during 2001 were Directors Collins, Greber, McKean and Siracusa. The Committee held six meetings during 2001. Additional information concerning the Compensation and Benefits Committee appears under the heading "Compensation Committee Report on Executive Compensation". The members of the Compensation and Benefits Committee are also members of the Stock Option Committee, which administers the various Company stock option plans and approves grants of stock options under the plans.

   The Nominating Committee of the Company is responsible for nominating persons to serve on the Board of Directors and as Chairman of the Board. Directors Foster, McKean and Goldstein are members of this Committee. The Committee did not meet during 2001. The Nominating Committee will consider nominees recommended by stockholders. Pursuant to our Bylaws, nominations by stockholders must be delivered in writing to the Secretary of the Company not less than 60 nor more than 90 days before the date of the annual meeting, except that if less than 70 days' notice or public disclosure of the date of the meeting is given or made to stockholders, nominations must be delivered no later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting is mailed or public disclosure of the date of the meeting is made.

EXECUTIVE COMPENSATION

   The following table sets forth information concerning the compensation for services in all capacities to us for the years indicated of the Chief Executive Officer of the Company and our four other most highly compensated executive officers of the Company and Bay View Bank during fiscal 2001 (the "named officers"). Annual bonuses are shown in the year earned, although they are not paid until March of the following year.

                          SUMMARY COMPENSATION TABLE

                                                    Long Term
                                                  Compensation
                                                  -------------
                            Annual Compensation     Awards(1)
                          ----------------------- -------------
                                                     Shares
Name and Principal                                 Underlying      All Other
Position during 2001      Year Salary($) Bonus($) Options(1)(#) Compensation($)
--------------------      ---- --------- -------- ------------- ---------------
Robert B. Goldstein(2)..  2001  562,722  375,000    1,250,000        97,056(3)
President and Chief
 Executive Officer

Edward H. Sondker.......  2001  150,000      --           --        325,390(4)
President and Chief
 Executive Officer        2000  425,000      --        10,000        45,781(4)
(resigned in March 2001)  1999  412,500  255,000       40,000        17,514(4)

Barbara H. Teaford(5)...  2001  180,000  120,000      200,000        93,621(6)
Executive Vice President
Director of Commercial
 Lending

Charles G. Cooper(7)....  2001  170,000  120,000      150,000        76,016(8)
Executive Vice President
 and
Chief Credit Officer

Richard E. Arnold.......  2001  237,500  120,000      150,000         8,577(9)
Executive Vice President
 and                      2000  205,048   84,000       25,000        13,368(9)
Chief Operating Officer   1999  187,558   80,000       15,000        11,304(9)

Ronald L. Reed..........  2001  235,000  120,000      150,000         8,577(10)
Executive Vice President
 and                      2000  225,000   92,000       25,000        36,165(10)
Management Information
 Systems Director         1999  205,000   88,000       15,000        12,333(10)

--------
(1) No restricted stock awards or Long Term Incentive Plan payouts were made to the individuals shown during the years indicated.

(2) Mr. Goldstein became President and Chief Executive Officer in March 2001 replacing Mr. Sondker who had served as President and Chief Executive Officer since 1995.

(3) Consists of taxable amounts reimbursed for fringe benefits per Mr. Goldstein's employment agreement, $40,557; gross-up pay for housing allowance, $55,533 and life insurance premium, $966.

(4) 2001: matching contribution to 401(k) Plan account, $9,000; life insurance premium, $724; executive physical, $1,533; vacation cash-out, $35,962; split dollar life insurance premium, $1,731; gross-up pay for housing allowance, $13,466 and lump sum distribution from deferred compensation plan, $262,974. Mr. Sondker's split dollar life insurance agreement with the Company was terminated in 2001. At the time of termination, the policy had a book value of approximately $925,900, which was paid in full to the Company in return for the release by the Company of its collateral assignment of the life insurance policy, and a cash value of approximately $1,058,000.

  2000: matching contribution to Mr. Sondker's 401(k) Plan account, $7,650; life insurance premium, $966; split dollar life insurance premium, $1,758; excess vacation cash-out, $29,972; executive physical, $785 and allocation to Mr. Sondker's Employee Stock Ownership Plan ("ESOP') account, $4,650.

     1999: matching contribution to Mr. Sondker's 401(k) Plan account, $7,200; life insurance premium, $2,592; split dollar life insurance premium, $2,145; cancellation of 30,000 options in November, 1999 in exchange for $1 and allocation to Mr. Sondker's ESOP account, $5,576.

 (5) Ms. Teaford joined the Company on April 1, 2001.

 (6) Consists of taxable amounts reimbursed for fringe benefits per Ms. Teaford's employment agreement, $35,577; gross-up pay for housing allowance, $57,580 and life insurance premium, $464.

 (7) Mr. Cooper joined the Company on April 16, 2001.

 (8) Consists of taxable amounts reimbursed for fringe benefits per Mr. Cooper's employment agreement, $21,389; gross-up pay for housing allowance, $54,241 and life insurance premium, $386.

 (9) 2001: matching contribution to 401(k) Plan account, $7,650 and life insurance premium, $927. The value of the allocation to Mr. Arnold's ESOP account for 2001 is not yet available.

     2000: matching contribution to 401(k) Plan account, $6,650; life insurance premium, $927; allocation to ESOP account, $4,650 and executive physical, $1,140.

     1999: matching contribution to 401(k) Plan account, $4,800; life insurance premium, $927 and allocation to ESOP account, $5,577.

(10) 2001: matching contribution to 401(k) account, $7,650 and life insurance premium, $927. The value of the allocation to Mr. Reed's ESOP account for 2001 is not yet available.

     2000: matching contribution to 401(k) Plan account, $5,137; life insurance premium, $852; excess vacation cash-out, $25,526 and allocation to ESOP account, $4,650.

     1999: matching contribution to 401(k) Plan account, $4,562; life insurance premium, $2,195 and allocation to ESOP account, $5,576.

OPTION GRANTS IN LAST FISCAL YEAR

   The following table sets forth certain information concerning grants of stock options pursuant to the 2001 Equity Incentive Plan to the named officers in 2001. There were no repricings of option grants during 2001.

                                                                                                Potential Realizable
                                                Individual Grants                                 Value At Assumed
                        ------------------------------------------------------------------     Annual Rates of Stock
                        Number of Shares % of Total Options                                    Price Appreciation for
                           Underlying        Granted to     Per Share Per Share                   Option Term ($)
                        Options Granted   Employees in the  Exercise   Market   Expiration ------------------------------
         Name                (#)(1)         Fiscal Year       Price     Price      Date       0%        5%        10%
         ----           ---------------- ------------------ --------- --------- ---------- --------- --------- ----------
Robert B. Goldstein....    1,250,000            33.4%         $4.59     $7.25    6/28/11   3,325,000 9,024,358 17,768,291


Edward H. Sondker......          --              --             --        --         --          --        --         --

Barbara H. Teaford.....      200,000             5.3%         $4.59     $7.25    6/28/11     532,000 1,443,897  2,842,927

Charles G. Cooper......      150,000             4.0%         $4.59     $7.25    6/28/11     399,000 1,082,923  2,132,195

Richard E. Arnold......      150,000             4.0%         $4.59     $7.25    6/28/11     399,000 1,082,923  2,132,195

Ronald L. Reed.........      150,000             4.0%         $4.59     $7.25    6/28/11     399,000 1,082,923  2,132,195

--------
(1) The options vest one-third immediately upon grant and one-third on each of the two successive anniversary grant dates, with immediate vesting upon a change in control of the Company.

   The following table sets forth certain information concerning option exercises during the last fiscal year and the number and value of unexercised stock options at December 31, 2001 held by the named officers.

   AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND OPTION VALUES AT
                               DECEMBER 31, 2001

                                                         Number of Shares        Value of Unexercised
                                                      Underlying Unexercised    In-the-Money Options at
                             Shares                      Options at FY-End           FY-End ($)(1)
                            Acquired       Value     ------------------------- -------------------------
          Name           On Exercise($) Realized ($) Exercisable Unexercisable Exercisable Unexercisable
          ----           -------------- ------------ ----------- ------------- ----------- -------------
Robert B. Goldstein.....       --            --        416,667      833,333     1,141,668    2,283,332
Edward H. Sondker.......       --            --        345,000          --              0          --
Barbara H. Teaford......       --            --         66,667      133,333       182,668      365,332
Charles G. Cooper.......       --            --         50,000      100,000       137,000      274,000
Richard E. Arnold.......       --            --        101,500      126,000       137,000      274,000
Ronald L. Reed..........       --            --         96,500      126,000       137,000      274,000

--------
(1) Based on December 31, 2001 closing price of $7.33.

EMPLOYMENT AGREEMENTS

   We have employment agreements with each of the named officers (except for Mr. Sondker, whose employment agreement was voluntarily terminated effective April 1, 2001). Mr. Goldstein's agreement is described in detail in the paragraph below entitled "CEO Compensation During 2001". The agreements with Ms. Teaford and Mr. Cooper each provide for the following: (1) an annual base salary of $240,000; (2) an annual bonus in accordance with the Company's incentive compensation policies for executive officers, but in no event less than $120,000 for the first year of the employment agreement's term; (3) long-term compensation consisting of options to purchase shares of the Company's common stock vesting one-third immediately and one-third in each of the following two years; (4) use of a Company-owned automobile, including reimbursement for all gasoline, insurance, repairs and maintenance; (5) $4,000 per month housing allowance and (6) reimbursement for the cost of two round-trip first class airplane tickets per month for travel to the Eastern United States. The agreements also provide for participation in an equitable manner in employee benefit plans applicable to executive personnel. The agreements are for an initial period of three years and on each day the agreement is in effect, it extends for one additional day so that at all times the term is three years. In the event of the executive's termination without cause or voluntary termination for good reason other than during a period that is 270 days preceding or 180 days following a change in control (a change in control period), the executive would be entitled to receive a lump sum severance payment equal to the remainder of his/her salary through the end of the term, plus payment for the aggregate premiums that would be payable during the three years by the executive to obtain the same medical, health, disability and life insurance coverage as provided by the Company immediately prior to termination. In the event of termination without cause within a change in control period, or upon the executive's voluntary termination within 180 days after a change in control, the executive would be entitled to receive a severance payment equal to 2.99 times the sum of his or her base salary plus the bonus payable for the year in which the termination is effective. Notwithstanding the above severance provisions, the Company has the right to terminate the executive's employment without cause at the end of 18 months of the initial term of the agreement, and pay severance equal to 18 months salary plus the bonus payable for the year in which the termination is effective, plus payment for the aggregate premiums that would be payable during the 18 months following the executive's termination to obtain the same medical, health, disability and life insurance coverage as provided by the Company immediately prior to termination.

   The agreements with Messrs. Arnold and Reed each provide for an initial term of one year with automatic renewal for an additional year on each December 31 unless the Company or the executive gives prior written notice that the agreement is not to be renewed. At January 1, 2000, the agreements provided for the payment of base salary as follows: Mr. Reed, $220,000 per annum, and Mr. Arnold, $200,000 per annum. The agreements provide for base salary review on July 1 of each year. The agreements also provide for participation in an equitable manner in employee benefits applicable to executive personnel. In the event of termination without cause, other than within 24 months after a change in control of the Company, the executive would be entitled to receive a lump sum severance payment of 18 months' salary. Upon a change in control followed within 24 months by the involuntary termination of an executive (including the executive's relocation or a reduction in benefits or responsibilities) without cause, the executive would be entitled to a lump sum severance payment of 200% of annual salary plus target bonus, plus continuation of employee health and welfare benefit plans in which the executive was entitled to participate immediately prior to the executive's termination date for a period of two years or until covered by another employer, provided that the executive continues to pay an amount equal to the contribution applicable to regular full-time employees of the Company for participation in such plans.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   The following report of the Company's Compensation and Benefits Committee and the performance graph that immediately follows such report shall not be deemed proxy solicitation material, shall not be deemed filed with the SEC under the Exchange Act or incorporated by reference in any document so filed and shall not otherwise be subject to the liabilities of Section 18 of the Exchange Act.

Compensation Philosophy Regarding Executive Officers

   The Compensation and Benefits Committee (the "Committee") of the Board of Directors is responsible for supervising and approving the compensation and benefits of the executive officers of the Company. The Committee seeks to ensure that the compensation of senior executives is consistent with the overall performance goals of the Company. In executing its responsibilities, the Committee considers the three components of compensation for executive officers: (1) base salary; (2) annual incentives and (3) long-term incentives. The underlying goal of corporate compensation is to tie the executive's compensation to performance of the Company as a whole, and for achievement of individual objectives. This goal is implemented by weighting the two variable compensation components, namely, annual and long-term incentives, more heavily than base salary. Base salary levels are intended to be competitive at the market median. Executives can attain total compensation at above market levels by accomplishing their individual goals at the same time that the Company has achieved stated corporate goals.

   In 2001, the Committee retained the services of Strategic Compensation Associates ("SCA"), an independent compensation consulting firm, to competitively assess the Company's executive compensation programs and make appropriate recommendations in accordance with the Committee's pay-for-performance philosophy and turnaround business strategies. SCA compiled a composite group of peer institutions and analyzed peer group compensation data from proxy statements, financial data, annual reports and published surveys; pay data was appropriately adjusted to compare with the Company's size. SCA derived market consensus levels of total compensation for each executive position of the Company based on experience, responsibilities and scope of duties, and made recommendations as to appropriate base salary and target annual and long-term incentive compensation levels. Based on SCA's recommendations, the Committee made certain changes to competitive pay positioning to better support the Company's new business strategies such that base salaries would generally be set at the derived market consensus levels for each position, with annual and long-term incentives falling between the market median and the 75th percentile. The Chairman of the Board of each of the respective subsidiaries made determinations for salary levels for executive officers of those subsidiaries, also based on peer data comparison provided by SCA. Ranges for target long-term compensation for each executive position were also established by the Committee based on SCA's recommendations.

   Incentive and bonus programs for executive officers have been utilized by the Company for many years. Annual incentive plans for the executive officers measure performance based upon (1) the creation of stockholder value as reflected in certain financial measurements; (2) business unit performance; and (3) individual performance, as measured against goals and objectives in the Company's business plan. The annual incentive plans for executive officers require that certain thresholds of corporate performance and regulatory ratings be met prior to an executive being entitled to an incentive payment.

   The 2001 Annual Senior Management Incentive Plan (the "Incentive Plan") for the executive officers of the Company and Bay View Bank contained certain corporate goals that were required to be met prior to any officer becoming eligible for a bonus. These thresholds were cash earnings of the Company and regulatory examination results, including a satisfactory Community Reinvestment Act ("CRA") rating. In July 2001, after the decision by the Board of Directors to adopt an aggressive turnaround strategy and restructuring plan, the Committee determined that the previously established performance measures no longer supported the strategy of the Company. The Committee therefore acted to modify the corporate performance measure of the Incentive Plan and to use attainment of manageable non-interest expense reductions specified in the restructuring plan and individual performance measures as the basis for eligibility for payment under the Incentive Plan. Production subsidiary units were required to meet performance targets based on production levels, asset quality and expense control. Consequently, the named officers were entitled to payments under the Incentive Plan as follows: Mr. Goldstein, $375,000; Ms. Teaford, $120,000; Mr. Cooper, $120,000; Mr. Arnold, $120,000
and Mr. Reed, $120,000. The bonus payments to the named officers totaled
$855,000.

   The Committee considers the grant of stock options to executive officers to be an important component of long-term compensation. In 2001, options were granted to the named executive officers pursuant to the 2001 Equity Incentive Plan as follows: Mr. Goldstein, 1,250,000 shares; Ms. Teaford, 200,000 shares; Mr. Cooper, 150,000 shares; Mr. Arnold, 150,000 shares and Mr. Reed, 150,000 shares. The grants were based on the Committee's recognition of the leadership skills of the named officers and the importance of providing long-term incentives to the named individuals because of their impact on the future success of the Company.

                         CEO COMPENSATION DURING 2001

   Mr. Goldstein became the Company's President and Chief Executive Officer on March 28, 2001. Mr. Goldstein's compensation as provided in his employment agreement consists principally of: (1) an annual base salary of $750,000; (2) an annual bonus in accordance with the Company's Incentive Plan, but in no event less than $375,000 for the first year of the employment agreement's term; (3) long-term compensation consisting of options to purchase 1,250,000 shares of Bay View common stock vesting one-third immediately and one-third in each of the following two years; (4) use of a Company-owned automobile, including reimbursement for all gasoline, insurance, repairs and maintenance;
(5) reasonable relocation expenses and $4,000 per month housing; (6) annual dues for membership in one fitness club and one dinner club and reasonable club usage charges related to the Company's business and (7) reimbursement for the cost of two round-trip first class airplane tickets per month for travel to the Eastern United States. The employment agreement also provides for participation in an equitable manner in employee benefit plans applicable to executive personnel.

   Mr. Goldstein's employment agreement is for an initial period of three years and on each day the agreement is in effect, it extends for one additional day so that at all times the term is three years. In the event of Mr. Goldstein's termination without cause or voluntary termination for good reason other than during a period that is 270 days preceding or 180 days following a change in control (a change in control period), Mr. Goldstein would be entitled to receive a lump sum severance payment equal to the remainder of his salary through the end of the term, plus payment for the aggregate premiums that would be payable during the three years by Mr. Goldstein to obtain the same medical, health, disability and life insurance coverage as provided by the Company immediately prior to termination. In the event of termination without cause within a change in control period, or upon the executive's voluntary termination within 180 days after a change in control, Mr. Goldstein would be entitled to receive a severance payment equal to 2.99 times the sum of his base salary plus the bonus payable for the year in which the termination is effective. Notwithstanding the above severance provisions, the Company has the right to terminate Mr. Goldstein's employment without cause at the end of 18 months of the term, effective September 27, 2002, and pay him severance equal to 18 months salary plus the bonus payable for the year in which the termination is effective, plus payment for the aggregate premiums that would be payable during the 18 months following Mr. Goldstein's termination to obtain the same medical, health, disability and life insurance coverage as provided by the Company immediately prior to termination.

Deductibility of Executive Compensation

   Federal tax laws limit the deduction a publicly-held company is allowed for compensation paid to its chief executive officer and its four most highly compensated executive officers. Generally, amounts in excess of $1 million (other than performance-based compensation) paid in any tax year to a covered executive cannot be deducted. The Committee will consider ways to maximize the deductibility of executive compensation, while retaining the discretion the Committee deems necessary to compensate executive officers in a manner commensurate with performance and the competitive environment for executive talent.

   The foregoing report is furnished by the Compensation and Benefits Committee of the Board of Directors of Bay View Capital Corporation.

   Ms. Collins, Chairperson      Mr. McKean         Mr. Greber         Mr. Siracusa

March 28, 2002

Compensation Committee Interlocks and Insider Participation

   There were no Compensation Committee Interlocks as defined in Item 402(k) of Regulation S-K under the Securities Act of 1933.

Certain Relationships and Related Transactions

   As a matter of policy, to avoid any potential conflict of interest or preferential treatment, we do not make loans to our directors and executive officers. At December 31, 2001, there were no outstanding loans to any director or executive officer of the Company.

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

   The line graph below compares the cumulative total stockholder return on the Company's common stock to the cumulative total return of the Dow Jones Banks Index and the Dow Jones U.S. Total Market Index for the period December 31, 1996 through December 31, 2001. The graph assumes that $100 was invested on December 31, 1996 and that all dividends were reinvested.

                            CUMULATIVE TOTAL RETURN
            BAY VIEW CAPITAL CORPORATION, DOW JONES BANKS INDEX AND
                       DOW JONES U.S. TOTAL MARKET INDEX


                       [PERFORMANCE GRAPH APPEARS HERE]

                                         DOW JONES    DOW JONES
Measurement Period           BAY VIEW    US BANKS     US TOTAL
(Fiscal Year Covered)        CAPITAL     INDEX        MARKET INDEX
-------------------          --------    ---------    ------------
Measurement Pt-12/31/96        $100        $100           $100
FYE 12/31/97                    174         150            132
FYE 12/31/98                    105         159            165
FYE 12/31/99                     71         140            202
FYE 12/31/00                     32         165            183
FYE 12/31/01                     38         164            161

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

   The following report of the Company's Audit Committee shall not be deemed proxy solicitation material, shall not be deemed filed with the SEC under the Exchange Act or incorporated by reference in any document so filed and shall not otherwise be subject to the liabilities of Section 18 of the Exchange Act.

   The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of the Company's audited consolidated financial statements to accounting principles generally accepted in the United States of America.

   All members of the Audit Committee are independent, as that term is defined by the rules of the New York Stock Exchange, and satisfy the financial literacy requirements thereof. The Audit Committee members do not serve as professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditors. The Audit Committee serves a board-level oversight role under which it receives information from, consults with and provides its views and directions to management and the independent auditors on the basis of the information it receives and the experience of its members in business, financial and accounting matters.

   In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the Company's audited consolidated financial statements for the year ended December 31, 2001. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 (Communications with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. The Audit Committee has determined that the independent auditors' provision of non-audit services to the Company is compatible with the auditors' independence.

   In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 and be filed with the SEC.

   The foregoing report has been furnished by the Audit Committee of the Board of Directors of Bay View Capital Corporation.

   Mr. Foster,
   Chairperson       Ms. Collins           Mr. McKean           Mr. Easley           Mr. Cox

March 28, 2002

                                   AUDITORS

   On July 10, 2001, we decided to replace KPMG LLP as our independent auditors. The decision to replace KPMG LLP was approved by the Audit Committee of the Board of Directors. In connection with the audits of and for the years ended December 31, 1999 and 2000 and through July 10, 2001, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matters of the disagreements in connection with their audit reports. Such audit reports did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During 2001, we paid KPMG LLP $71,500 for external audit services and $2,146,207 for other services, including internal audit and tax consultation services.

   On July 10, 2001, we engaged Arthur Andersen LLP as our independent auditors for the fiscal year ended December 31, 2001. Upon the recommendation of the Audit Committee, the Board of Directors appointed Arthur Andersen LLP to be our auditors for the fiscal year ended December 31, 2001 and has continued their engagement for the fiscal year ending December 31, 2002. During 1998, 1999 and 2000 and the interim period of 2001 preceding the Company's decision to change auditors, neither the Company nor anyone acting on its behalf consulted with Arthur Andersen LLP regarding (i) either the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement with KPMG LLP or a reportable event with respect to KPMG LLP.

   During 2001, we paid Arthur Andersen LLP $650,000 for external audit services and accrued an additional $200,000 related to the 2001 audit. In addition, we paid Arthur Andersen LLP $1,957,936 for other advisory services including tax consultation services, consultation related to review and approval of our recapitalization plan by the bank regulators, credit risk management services, audit research and consultation related to the Bank's then current SFAS 121 methodology, and audit research and consultation related to accounting for loan splitting and troubled debt restructurings. We did not pay Arthur Andersen LLP any fees for financial information systems design and implementation during 2001. Representatives of Arthur Andersen LLP are expected to attend the Meeting to respond to appropriate questions and make a statement if they so desire.

                             STOCKHOLDER PROPOSALS

   In order to be eligible for inclusion in our proxy materials for next year's annual meeting of stockholders, any stockholder proposal to take action at that meeting must be received in writing at our main office, 1840 Gateway Drive, San Mateo, California 94404, no later than November 29, 2002. Any such proposals will be subject to the requirements of the proxy rules adopted under the Exchange Act and, as with any stockholder proposal (regardless of whether included in our proxy materials), our certificate of incorporation, Bylaws and Delaware law. Our Bylaws provide that if notice of a stockholder proposal to take action at the next annual meeting is not received at our main office by the Deadline, such proposal will not be recognized as a matter proper for submission to our stockholders and will not be eligible for presentation at the meeting. The "Deadline" means the date that is not less than 60 nor more than 90 days prior to the date of the next annual meeting; however, in the event that less than 70 days notice or prior public disclosure (such as the filing of a Current Report on Form 8-K with the SEC) of the date of the next annual meeting is given or made to stockholders, the "Deadline" means the close of business on the tenth day following the earlier of the day on which notice of the meeting was first mailed or public announcement of the date of the meeting was first made.

                                 OTHER MATTERS

   The cost of solicitation of proxies on behalf of the Company will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's common stock. In addition to solicitation by mail, directors and officers of the Company and regular employees of the Company and its subsidiaries may solicit proxies on behalf of the Company personally or by telegraph or telephone, without additional compensation. We have retained ChaseMellon Shareholder Services, L.L.C. to assist in the solicitation of proxies for a fee estimated to be approximately $7,500 plus reasonable out-of-pocket expenses.

   This Proxy Statement incorporates by reference our Annual Report on Form 10-K for the year ended December 31, 2001, which is part of our Annual Report to stockholders, a copy of which accompanies this Proxy Statement. The Company will also provide without charge a copy of its Annual Report on Form 10-K for the year ended December 31, 2001, including the financial statements and the financial statement schedules, filed with the SEC for fiscal year 2001 to any beneficial owner of the Company's common stock, upon written request to Bay View Capital Corporation, 1840 Gateway Drive, San Mateo, California 94404,

Attention: Carolyn Williams-Goldman, Secretary. The Company will furnish a beneficial owner with any exhibit not contained therein upon payment of a reasonable fee.

                           BY ORDER OF THE BOARD OF DIRECTORS,

                           /s/ Carolyn Williams-Goldman
                           Carolyn Williams-Goldman
                           Secretary

San Mateo, California
March 28, 2002

-------------------------------------------------------------------------------

PROXY                    BAY VIEW CAPITAL CORPORATION                     PROXY

                        ANNUAL MEETING OF STOCKHOLDERS
                                April 25, 2002

  The undersigned hereby appoints the Board of Directors of Bay View Capital Corporation (the "Company"), with full powers of substitution, to act as attorney and proxy for the undersigned to vote all shares of capital stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at Bay View's main offices located at 1840 Gateway Drive, San Mateo, California, on April 25, 2002 at 1:00 p.m., local time, and at any adjournment and postponement thereof, as indicated on the reverse side.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  This proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than this proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this proxy). If this proxy is properly revoked as described above, then the power of the Board of Directors to act as attorney or proxy for the undersigned shall be deemed terminated and of no further force and effect.


                 (Continued and to be SIGNED on Reverse Side)

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

--------------------------------------------------------------------------------
                                                           [x]     Please mark
                                                                   your votes
                                                                   as this

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES.





ELECTION OF DIRECTORS
(1) The election as directors of both nominees listed below (except as marked to the contrary)

                                   VOTE             FOR BOTH
                        FOR      WITHHELD            EXCEPT
                        [_]         [_]               [_]

INSTRUCTION: To vote for both nominees, mark the box "FOR" with an "X." To withhold your vote for both nominees, mark the box "VOTE WITHHELD" with an "X." To withhold your vote for one but not both nominees, mark the box "FOR BOTH EXCEPT" with an "X" and strike a line through the name of the nominee below for whom you wish to withhold your vote.

                       JOHN R. MCKEAN, ROGER K. EASLEY

(2) In its discretion, the Board of Directors, as proxy for the undersigned, is authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.

Dated: _________________________________________________________________  , 2002

Signature of Stockholder _______________________________________________

Signature of Stockholder _______________________________________________

Please sign exactly as your name(s) appear(s) to the left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

  THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR BOTH OF THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS IN THEIR JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE

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